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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) 10/5/98
                                                 ------------------------------

                          WellPoint Health Networks Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                    001-13803                   95-4635504
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(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)               File Number)             Identification No.)


21555 Oxnard Street, Woodland Hills, California                    91367
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (818) 703-4000
                                                   ----------------------------

                                  Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

     On October 5, 1998, WellPoint Health Networks Inc., a Delaware corporation (the "Company"), issued a press release announcing that it had received a private letter ruling from the Internal Revenue Service with respect to the deductibility of certain payments made at the time of the Company's Recapitalization in May 1996 with its former parent company, Blue Cross of California. A complete copy of the press release is attached to this Current Report on Form 8-K and the description of such press release contained herein is qualified by reference to such exhibit.

     Certain statements contained in this Current Report on Form 8-K (including the exhibit attached hereto) may be considered forward-looking statements (as such term is defined in the Securities Exchange Act of 1934, as amended). Such statements involve a number of risks and uncertainties that may cause actual events to differ from those projected or expected. Factors that can cause actual results to differ materially include, but are not limited to, those discussed in the Company's Annual Report on Form 10-K, the other documents filed from time to time with the Securities and Exchange Commission and the exhibit attached to this Current Report on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

     (c)  EXHIBITS

Exhibit No.      Exhibit
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99.1             Press Release dated October 5, 1998


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                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 1998


                                             WELLPOINT HEALTH NETWORKS INC.


                                             By:    /s/ Thomas C. Geiser
                                                   ----------------------------
                                             Name:  Thomas C. Geiser
                                             Title: Executive Vice President


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